Exhibit 99.2

Equity One, Inc.
Supplemental Information Package

September 30, 2011

Equity One, Inc.

1600 N.E. Miami Gardens Drive

North Miami Beach, Florida 33179

Tel: (305) 947-1664 Fax: (305) 947-1734

www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION

September 30, 2011

(unaudited)

TABLE OF CONTENTS

Page
Overview
Analyst Coverage	3
Disclosures	4
Summary Financial Results and Ratios	5

Assets, Liabilities, and Equity
Condensed Consolidated Balance Sheets	6
Market Capitalization	7
Debt Summary	8
Consolidated Debt Maturity Schedule	9

Income, EBITDA, and FFO
Condensed Consolidated Statements of Income	10
Pro Forma Financial Information for Discontinued Operations	11-12
Net Operating Income	13
EBITDA	14
Consolidated Statements of Funds from Operations	15
Additional Disclosures	16

Leasing Data
Tenant Concentration - Top Twenty Tenants	17
Recent Leasing Activity	18
Shopping Center Lease Expiration Schedules - All Tenants, Anchors, Shops	19-21
Shopping Center Lease Expiration Graph	22

Property Data
Annual Minimum Rent of Operating Properties by Metro/Region Breakout	23
Property Status Report	24-33
Real Estate Acquisitions and Dispositions	34
Real Estate Developments and Redevelopments	35

Debt Schedule Detail
Consolidated Debt Summary - Property Mortgage Detail	36-38
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	38

Joint Venture Supplemental Data	39-45

EQUITY ONE, INC

ANALYST COVERAGE

As of September 30, 2011

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

BMO Capital Markets	Paul Adornato	(212) 885-4170

Citigroup Global Markets	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Cowen & Company	James Sullivan	(646) 562-1380

Credit Suisse	Andrew Rosivach	(415) 249-7942

Deutsche Bank	Vin Chao	(212) 250-6799

Green Street Advisors	Cedrik Lachance	(949) 640-8780

ISI Group	Steve Sakwa	(212) 446-9462

JP Morgan Securities Inc.	Michael W. Mueller	(212) 622-6689

Keefe, Bruyette & Woods	Benjamin Yang	(415) 591-1631

Macquarie Capital (USA) Inc.	Ki Bin Kim	(212) 231-6386

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Morgan Stanley	Paul Morgan	(212) 761-8576

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Royal Bank of Canada	Richard Moore	(440) 715-2646
	Wes Golladay	(440) 715-2650

Stifel, Nicolaus & Co., Inc.	Nathan Isbee	(443) 224-1346

Miller Tabak	Tom Mitchell	(212) 370-0040

UBS	Ross Nussbaum	(212) 713-2484

Wells Fargo	Jeffrey Donnelly	(617) 603-4262

EQUITY ONE, INC. DISCLOSURES As of September 30, 2011

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitutes forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in California, Florida, Georgia, Massachusetts, New York, and the other states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural, man-made, and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company’s Form 10-K for the year ended December 31, 2010 and Form 10-Q for the period ended September 30, 2011, should be read in conjunction with this Supplemental Information Package. The results of operations of any property acquired are included in our financial statements since the date of its acquisition, although such properties may be excluded from certain metrics disclosed in this Supplemental Information Package.

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, gain (loss) on debt extinguishment, gain (loss) on sale of securities, bargain purchase gain and impairment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” FFO, as defined by NAREIT, is “net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.”

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.

SUMMARY FINANCIAL RESULTS AND RATIOS

For the three and nine months ended September 30, 2011 and 2010 (unaudited)

(in thousands, except per share data)

	For the three months ended		For the nine months ended
	Sept 30, 2011	Sept 30, 2010	Sept 30, 2011	Sept 30, 2010
Summary Financial Results
Total revenues*	$87,083	$71,481	$263,289	$212,955
Adjusted EBITDA (see page 14)	53,115	43,308	159,355	131,628
Property net operating income	61,206	50,526	186,356	151,203
General & administrative expenses (G&A)* - Adjusted (1)	9,423	7,484	30,963	23,962
Net income attributable to Equity One	($4,657)	$5,133	$37,323	$16,804
Net income per diluted share	(0.04)	0.05	0.33	0.18
Funds from operations (FFO)	$12,848	$22,236	$107,623	$66,185
FFO per diluted share	0.10	0.24	0.89	0.73
Total dividends paid per share	$0.22	$0.22	$0.66	$0.66
Weighted average diluted shares	112,541	92,330	109,424	90,898
Summary Operating and Financial Ratios
Core shopping center portfolio occupancy at end of period (see pages 24-33)	90.6%	89.9%	90.6%	89.9%
Same-property shopping center portfolio occupancy at end of period	90.4%	90.1%	90.4%	90.1%
Same-property NOI growth - cash basis (see page 13)	1.1%	-0.6%	1.4%	-1.6%
NOI margin (see page 13)	70.7%	71.0%	71.2%	71.4%
Expense recovery ratio*	72.6%	76.2%	75.0%	76.4%
New, renewal and option rent spread - cash basis (see page 18)	-0.9%	-2.7%	N/A	N/A
Adjusted G&A expense to total revenues (1)	10.8%	10.5%	11.8%	11.3%
Net debt to total market capitalization (see page 7)	41.9%	38.8%	41.9%	38.8%
Net debt to Adjusted EBITDA (see page 14)	6.7	7.3	6.7	7.2
Adjusted EBITDA to interest expense* (see page 14)	2.5	2.3	2.5	2.3
Adjusted EBITDA to fixed charges* (see page 14)	2.1	1.9	2.1	1.9

Notes

*	The indicated line item includes amounts reported in discontinued operations.
(1)

G&A expense for the three months ended September 30, 2011 deducts $3.4 million for external costs associated with acquisition and disposition related expenses during the period, $0.1 million in severance costs, as well as depreciation & amortization amounts included in G&A. G&A expense for the three months ended September 30, 2010 deducts $2.1 million for external costs associated with acquired properties and acquisition related expenses during the period, as well as depreciation & amortization amounts included in G&A. G&A expense for the nine months ended September 30, 2011 deducts $8.9 million for external costs associated with acquisition and disposition related expenses during the period, $0.9 million in severance costs, as well as depreciation & amortization amounts included in G&A. G&A expense for the nine months ended September 30, 2010 deducts $7.1 million for external costs associated with acquired properties and acquisition related expenses during the period, as well as depreciation & amortization amounts included in G&A.

EQUITY ONE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

As of September 30, 2011 (unaudited) and December 31, 2010 and 2009

(in thousands)

	Sep 30, 2011	Dec 31, 2010	Dec 31, 2009
Assets
Properties:
Income producing	$2,685,314	$2,117,245	$1,908,400
Less: accumulated depreciation	(286,296)	(248,528)	(210,432)

Income producing properties, net	2,399,018	1,868,717	1,697,968
Construction in progress and land held for development	69,135	74,402	68,847
Properties held for sale	501,642	513,230	524,439

Properties, net	2,969,795	2,456,349	2,291,254
Cash and cash equivalents	77,923	38,333	47,970
Accounts and other receivables, net	18,198	12,559	9,806
Investments in and advances to unconsolidated joint ventures	50,216	59,736	11,524
Securities	—	—	820
Mortgage notes receivable, net	45,284	—	—
Goodwill	9,117	9,561	10,117
Other assets	168,417	104,024	79,449

Total Assets	$3,338,950	$2,680,562	$2,450,940

Liabilities and stockholders’ equity
Liabilities:
Mortgage notes payable	$436,048	$354,379	$358,217
Unsecured revolving credit facilities	177,500	—	—
Unsecured senior notes payable	691,136	691,136	691,136

Total debt	1,304,684	1,045,515	1,049,353
Unamortized premium (discount) on notes payable, net	397	(1,805)	(2,687)

Total notes payable	1,305,081	1,043,710	1,046,666
Accounts payable and other liabilities	174,852	115,166	69,768
Liabilities associated with assets held for sale	194,630	181,458	195,747
Deferred tax liabilities, net	8,495	46,523	50,059

Total liabilities	1,683,058	1,386,857	1,362,240
Redeemable noncontrolling interests	3,852	3,864	989

Total stockholders’ equity of Equity One, Inc.	1,444,012	1,285,907	1,064,533

Noncontrolling interests	208,028	3,934	23,178

Total Liabilities and Stockholders’ Equity	$3,338,950	$2,680,562	$2,450,940

EQUITY ONE, INC.

MARKET CAPITALIZATION

As of September 30, 2011 and December 31, 2010 and 2009 (unaudited)

(in thousands, except per share data)

	Sept 30, 2011	Dec 31, 2010	Dec 31, 2009
Closing market price of common stock	$15.86	$18.18	$16.17
Common stock shares
Basic common shares	112,551.324	102,326.818	86,131.037
Diluted common shares
Unvested restricted common shares	64.145	149.980	47.993
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	84.661	124.506	79.656
Long term incentive plan performance awards	—	356.52	—
Shares for DIM Vastgoed contingent consideration	—	—	516.019
Convertible CapCo Partnership Units	11,357.837	—	—

Diluted common shares	124,151.623	103,051.476	86,868.361

Equity market capitalization	$1,969,045	$1,873,476	$1,404,661
Total debt (excluding unamortized/unaccreted premium/(discount))(1)	$1,497,427	$1,224,796	$1,242,783
Cash and equivalents	(77,923)	(38,333)	(47,970)

Net debt(1)	1,419,504	1,186,463	1,194,813
Equity market capitalization	1,969,045	1,873,476	1,404,661

Total market capitalization	$3,388,549	$3,059,939	$2,599,474

Net debt to total market capitalization at current market price(1)	41.9%	38.8%	46.0%
Net debt to total market capitalization at constant share price of $18.18(1)	38.6%	38.8%	43.1%
Gross real estate and securities investments	$3,256,091	$2,704,877	$2,502,506
Net debt to gross real estate and securities investments	43.6%	43.9%	47.7%

(1)	Includes $192.7 million of secured mortgage debt which is currently related to assets held for sale.

EQUITY ONE, INC.

DEBT SUMMARY

As of September 30, 2011 and December 31, 2010 and 2009 (unaudited)

(in thousands)

	Sept 30, 2011	Dec 31, 2010	Dec 31, 2009
Fixed rate debt	$1,319,927	$1,224,796	$1,242,783
Fixed rate debt - swapped to variable rate	—	—	—
Variable rate debt - unhedged	177,500	—	—

Total debt	$1,497,427	$1,224,796	$1,242,783
% Fixed rate debt	88.1%	100.0%	100.0%
% Fixed rate debt - swapped to variable rate	0.0%	0.0%	0.0%
% Variable rate debt - unhedged	11.9%	0.0%	0.0%

Total	100.0%	100.0%	100.0%
% Variable rate debt - total	11.9%	0.0%	0.0%
Secured mortgage debt	$628,791	$533,660	$551,647
Unsecured debt	868,636	691,136	691,136

Total debt	$1,497,427	$1,224,796	$1,242,783
% Secured mortgage debt	42.0%	43.6%	44.4%
% Unsecured debt	58.0%	56.4%	55.6%

Total	100.0%	100.0%	100.0%
Total market capitalization (from page 7)	$3,388,549	$3,059,939	$2,599,474
% Secured mortgage debt	18.6%	17.4%	21.2%
% Unsecured debt	25.6%	22.6%	26.6%

Total debt : Total market capitalization	44.2%	40.0%	47.8%
Weighted-average interest rate on secured mortgage debt(1)	6.1%	6.3%	6.6%
Weighted-average interest rate on senior unsecured notes(1)	6.1%	6.1%	6.1%
Weighted-average interest rate on total debt(1)	6.1%	6.1%	6.3%
Interest rate on revolving credit facilities	2.1%	N/A	N/A
Weighted-average maturity on mortgage debt	4.4 years	4.5 years	4.7 years
Weighted-average maturity on senior unsecured notes	4.4 years	5.2 years	6.2 years
Weighted-average maturity on total debt(2)	4.4 years	5.2 years	5.5 years

Note:	All amounts and calculations exlcude unamortized/unaccreted premium/(discount) on mortgages. Amounts and calculations for September 30, 2011 include $192.7 million in mortgages associated with assets held for sale.
(1)	Weighted average interest rates are calculated based on term to maturity and include scheduled principal amortization.
(2)	Weighted average maturity in years for September 30, 2011 excludes $177.5 million drawn under the revolving credit facility which expires on September 30, 2015.

EQUITY ONE, INC.

CONSOLIDATED DEBT MATURITY SCHEDULE

As of September 30, 2011 (unaudited)

(in thousands)

Maturity schedule	Secured Debt		Unsecured Debt		Premium/(Discount)		Weighted average
	Scheduled	Balloon	Revolving	Senior	Scheduled		interest rate		Percent of
by year	amortization	payments	Credit Facilities	Notes	Amortization	Total	at maturity		debt maturing
2011	$4,004	$9,322	$—	$—	$416	$13,742	7.3%		0.9%
2012	15,811	74,459	—	10,000	1,246	101,516	6.7%		6.8%
2013	14,723	69,185	—	—	(405)	83,503	6.2%		5.6%
2014	13,621	36,449	—	250,000	(839)	299,231	6.2%		20.0%
2015	10,618	84,741	177,500	107,505	(764)	379,600	3.8	% (1)	25.3%
2016	8,750	127,228	—	105,230	(223)	240,985	5.9%		16.1%
2017	6,858	17,242	—	218,401	269	242,770	6.1%		16.2%
2018	6,810	56,533	—	—	282	63,625	6.3%		4.2%
2019	5,490	23,593	—	—	158	29,241	7.0%		2.0%
Thereafter	35,046	8,308	—	—	257	43,611	7.8%		2.9%

Total	$121,731	$507,060	$177,500	$691,136	$397	$1,497,824	5.5	% (1)	100.0%

Note: $192.7 million of secured mortgage debt is currently related to assets held for sale but are shown herein based on their respective maturities.

(1)	Excluding the revolving credit facility, the weighted average interest rate for 2015 would be 5.4%, and 6.1% for the total.

EQUITY ONE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

For the three and nine months ended September 30, 2011 and 2010 (unaudited)

(in thousands, except per share amounts)

	Three months ended		Percent	Nine months ended		Percent
	Sept 30, 2011	Sept 30, 2010	Change	Sept 30, 2011	Sept, 30 2010	Change
REVENUE:
Minimum rent	$55,698	$44,053		$166,854	$130,581
Expense recoveries	15,856	13,143		48,596	38,233
Percentage rent	723	114		2,822	1,387
Management and leasing services	483	354		1,590	1,126

Total revenue	72,760	57,664	26.2%	219,862	171,327	28.3%

COSTS AND EXPENSES:
Property operating	21,223	16,312		62,907	48,494
Rental property depreciation and amortization	18,689	12,756		59,182	37,027
General and administrative	13,090	9,737		38,402	31,522

Total costs and expenses	53,002	38,805	36.6%	160,491	117,043	37.1%

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	19,758	18,859		59,371	54,284
OTHER INCOME AND EXPENSE:
Investment income	1,516	37		3,175	681
Other income	101	49		255	205
Interest expense	(16,325)	(14,629)		(49,899)	(44,689)
Amortization of deferred financing fees	(563)	(476)		(1,660)	(1,367)
Equity in income (loss) in unconsolidated joint ventures	4,426	(64)		4,694	(146)
Gain (loss) on sale of real estate	959	(186)		5,565	254
Gain on extinguishment of debt	—	—		255	33
Gain on bargain purchase	—	—		30,561	—
Impairment loss	(20,555)	(34)		(20,701)	(34)

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	(10,683)	3,556		31,616	9,221
Income tax benefit of taxable REIT subsidiaries	3,173	204		3,480	1,001

INCOME FROM CONTINUING OPERATIONS	(7,510)	3,760	-299.7%	35,096	10,222	243.3%

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	2,283	877		6,652	2,784
Gain on disposal of income producing properties	4,025	—		4,012	1,458
Impairment loss on income producing properties held for sale	(34,649)	—		(35,925)	—
Income tax benefit	33,642	486		34,453	1,683

(LOSS) INCOME FROM DISCONTINUED OPERATIONS	5,301	1,363		9,192	5,925

NET (LOSS) INCOME	(2,209)	5,123	-143.1%	44,288	16,147	174.3%

Net (income) loss attributable to noncontrolling interests	(2,448)	10		(6,965)	657

NET (LOSS) INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$(4,657)	$5,133		$37,323	$16,804

(LOSS) EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	$(0.09)	$0.04		$0.25	$0.12
Discontinued operations	0.05	0.01		0.08	0.07

NET (LOSS) INCOME	$(0.04)	$0.05	-180.0%	$0.33	$0.18	83.3%

(LOSS) EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$(0.09)	$0.04		$0.25	$0.12
Discontinued operations	0.05	0.01		0.08	0.06

NET (LOSS) INCOME	$(0.04)	$0.05	-180.0%	$0.33	$0.18	83.3%

Weighted average shares outstanding
Basic	112,541	92,180		109,267	90,695

Diluted	112,541	92,330		109,424	90,898

Note: Basic EPS for the nine months ended September 30, 2010, does not foot due to the rounding of the individual calculations.

EQUITY ONE, INC.

PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS

For the three and nine months ended September 30, 2011 (unaudited)

(in thousands)

	Three months ended			Nine months ended
	September 30, 2011			September 30, 2011
	As	Disc.	Pre Disc.	As	Disc.	Pre Disc.
	Reported	Ops	Ops	Reported	Ops	Ops
REVENUE:
Minimum rent	$55,698	$11,708	$67,406	$166,854	$35,427	$202,281
Expense recoveries	15,856	2,584	18,440	48,596	7,942	56,538
Percentage rent	723	31	754	2,822	58	2,880
Management and leasing services	483	—	483	1,590	—	1,590

Total revenue	72,760	14,323	87,083	219,862	43,427	263,289

COSTS AND EXPENSES:
Property operating	21,223	4,171	25,394	62,907	12,436	75,343
Rental property depreciation and amortization	18,689	3,296	21,985	59,182	10,770	69,952
General and administrative	13,090	9	13,099	38,402	44	38,446

Total costs and expenses	53,002	7,476	60,478	160,491	23,250	183,741

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	19,758	6,847	26,605	59,371	20,177	79,548
OTHER INCOME AND EXPENSE:
Investment income	1,516	—	1,516	3,175	3	3,178
Other income	101	—	101	255	18	273
Interest expense	(16,325)	(4,725)	(21,050)	(49,899)	(14,242)	(64,141)
Amortization of deferred financing fees	(563)	—	(563)	(1,660)	(8)	(1,668)
Equity in income in unconsolidated joint ventures	4,426	161	4,587	4,694	704	5,398
Gain on sale of real estate	959	4,025	4,984	5,565	4,012	9,577
Gain on extinguishment of debt	—	—	—	255	—	255
Gain on bargain purchase	—	—	—	30,561	—	30,561
Impairment loss	(20,555)	(34,649)	(55,204)	(20,701)	(35,925)	(56,626)

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	(10,683)	(28,341)	(39,024)	31,616	(25,261)	6,355
Income tax benefit of taxable REIT subsidiaries	3,173	33,642	36,815	3,480	34,453	37,933

(LOSS) INCOME FROM CONTINUING OPERATIONS	(7,510)	5,301	(2,209)	35,096	9,192	44,288

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	2,283	(2,283)	—	6,652	(6,652)	—
Gain on disposal of income producing properties	4,025	(4,025)	—	4,012	(4,012)	—
Impairment loss on income producing properties held for sale	(34,649)	34,649	—	(35,925)	35,925	—
Income tax benefit	33,642	(33,642)	—	34,453	(34,453)	—

LOSS FROM DISCONTINUED OPERATIONS	5,301	(5,301)	—	9,192	(9,192)	—

Net income attributable to noncontrolling interests	(2,448)	—	(2,448)	(6,965)	—	(6,965)

NET (LOSS) INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$(4,657)	$—	$(4,657)	$37,323	$—	$37,323

EQUITY ONE, INC.

PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS

For the three and nine months ended September 30, 2010 (unaudited)

(in thousands)

	Three months ended			Nine months ended
	September 30, 2010			September 30, 2010
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$44,053	$11,208	$55,261	$130,581	$33,397	$163,978
Expense recoveries	13,143	2,547	15,690	38,233	8,084	46,317
Percentage rent	114	62	176	1,387	147	1,534
Management and leasing services	354	—	354	1,126	—	1,126

Total revenue	57,664	13,817	71,481	171,327	41,628	212,955

COSTS AND EXPENSES:
Property operating	16,312	4,289	20,601	48,494	12,132	60,626
Rental property depreciation and amortization	12,756	4,150	16,906	37,027	13,010	50,037
General and administrative	9,737	12	9,749	31,522	55	31,577

Total costs and expenses	38,805	8,451	47,256	117,043	25,197	142,240

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	18,859	5,366	24,225	54,284	16,431	70,715
OTHER INCOME AND EXPENSE:
Investment income	37	2	39	681	6	687
Other income	49	—	49	205	—	205
Interest expense	(14,629)	(4,488)	(19,117)	(44,689)	(13,671)	(58,360)
Amortization of deferred financing fees	(476)	(3)	(479)	(1,367)	(12)	(1,379)
Equity in loss in unconsolidated joint ventures	(64)	—	(64)	(146)	—	(146)
(Loss) gain on sale of real estate	(186)	—	(186)	254	1,458	1,712
Gain on extinguishment of debt	—	—	—	33	30	63
Impairment loss	(34)	—	(34)	(34)	—	(34)

INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	3,556	877	4,433	9,221	4,242	13,463
Income tax benefit of taxable REIT subsidiaries	204	486	690	1,001	1,683	2,684

INCOME FROM CONTINUING OPERATIONS	3,760	1,363	5,123	10,222	5,925	16,147

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	877	(877)	—	2,784	(2,784)	—
Gain on disposal of income producing properties	—	—	—	1,458	(1,458)	—
Income tax benefit	486	(486)	—	1,683	(1,683)	—

INCOME FROM DISCONTINUED OPERATIONS	1,363	(1,363)	—	5,925	(5,925)	—

Net loss attributable to noncontrolling interests	10	—	10	657	—	657

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$5,133	$—	$5,133	$16,804	$—	$16,804

EQUITY ONE, INC.

NET OPERATING INCOME

For the three and nine months ended September 30, 2011 and 2010 (unaudited)

(in thousands)

	Three months ended		Percent	Nine months ended		Percent
	Sept 30, 2011	Sept 30, 2010	Change	Sept 30, 2011	Sept 30, 2010	Change
Total net operating income (1)
Total rental revenue	$86,600	$71,127	21.8%	$261,699	$211,829	23.5%
Property operating expenses	25,394	20,601	23.3%	75,343	60,626	24.3%

Net operating income	$61,206	$50,526	21.1%	$186,356	$151,203	23.2%

NOI margin (NOI / Total rental revenue)	70.7%	71.0%		71.2%	71.4%
Same-property NOI (2)
Total rental revenue	$61,020	$60,614	0.7%	$181,511	$179,998	0.8%
Property operating expenses (3)	19,202	19,262	(0.3%)	55,992	56,242	(0.4%)

Net operating income	$41,818	$41,352	1.1%	$125,519	$123,756	1.4%

Growth in same property NOI	1.1%			1.4%
Number of properties included in analysis (4)	163			161

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Retail centers only. Excludes the effects of straight-line rent, above/below market rents, lease termination fees, and prior year expense recovery adjustments, if any.
(3)	Property operating expenses include intercompany management fee expense.
(4)

The same-property pool includes only those properties that were owned and operated for the entirety of both periods being compared and excludes developments and redevelopments, joint venture properties, and any properties purchased or sold during the periods being compared.

EQUITY ONE, INC.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION - (ADJUSTED EBITDA)

For the three and nine months ended September 30, 2011 and 2010 (unaudited)

(in thousands)

	Three months ended		Nine months ended
	Sept 30, 2011	Sept 30, 2010	Sept 30, 2011	Sept 30, 2010
Net income attributable to Equity One, Inc.	$(4,657)	$5,133	$37,323	$16,804
Rental property depreciation and amortization*	21,985	16,906	69,952	50,037
Other depreciation and amortization	178	145	513	498
Interest expense*	21,050	19,117	64,141	58,360
Amortization of deferred financing fees*	563	479	1,668	1,379
Gain on extinguishment of debt	—	—	(255)	(63)
Acquisition/Disposition costs(1)	3,498	2,120	6,970	7,117
Impairment loss*	55,204	34	56,626	34
Gain on sale of depreciable real estate*	(3,465)	—	(4,395)	—
Income tax benefit of taxable REIT subsidiaries	(36,815)	(690)	(37,933)	(2,684)
Gain on bargain purchase	—	—	(30,561)	—
Equity in (income) loss in unconsolidated joint ventures	(4,587)	64	(5,398)	146

Adjusted EBITDA	$52,954	$43,308	$158,651	$131,628

Interest expense*	$21,050	$19,117	$64,141	$58,360

Adjusted EBITDA to interest expense*	2.5	2.3	2.5	2.3
Fixed charges
Interest expense*	$21,050	$19,117	$64,141	$58,360
Scheduled principal amortization (2)	3,871	3,191	11,752	10,307

Total fixed charges	$24,921	$22,308	$75,893	$68,667

Adjusted EBITDA to fixed charges*	2.1	1.9	2.1	1.9
Net debt to Adjusted EBITDA (3)	6.7	7.3	6.7	7.2
Total market capitalization (see page 7)	$3,388,549	$3,059,939	$3,388,549	$3,059,939

*	The indicated line item includes amounts reported in discontinued operations.
(1)

Amounts include external costs associated with acquired and disposed properties and acquisition/disposition related expenses during the period. For the three and nine month periods in 2011, amounts include $0.1 million and $0.9 million, respectively, in severance costs associated with the acquisition of Capital & Counties.

(2)	Excludes balloon payments upon maturity.
(3)	Adjusted EBITDA for the period has been annualized.

EQUITY ONE, INC.

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS

For the three and nine months ended September 30, 2011 and 2010 (unaudited)

(in thousands, except per share data)

	Three months ended		Nine months ended
	Sept 30, 2011	Sept 30, 2010	Sept 30, 2011	Sept 30, 2010
Net income attributable to Equity One, Inc.	$(4,657)	$5,133	$37,323	$16,804
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	21,893	16,811	69,656	48,482
Net adjustment for unvested shares and noncontrolling interest(1)	2,499	—	7,021	—
Gain on sale of depreciable real estate(3)	(7,736)	—	(8,666)	—
Pro rata share of real estate depreciation from unconsolidated JV’s	849	292	2,289	899

Funds from operations	$12,848	$22,236	$107,623	$66,185

Earnings per diluted share attributable to Equity One, Inc.	$(0.04)	$0.05	$0.33	$0.18
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	0.18	0.18	0.58	0.53
Net adjustment for unvested shares and noncontrolling interest(1)	0.01	0.01	0.03	0.01
Gain on sale of depreciable real estate(3)	(0.06)	—	(0.07)	—
Pro rata share of real estate depreciation from unconsolidated JV’s	0.01	—	0.02	0.01

Funds from operations per diluted share	$0.10	$0.24	0.89	$0.73

Weighted average diluted shares(2)	123,899	92,330	120,615	90,898

(1)

Includes net effect of: (a) distributions paid with respect to unissued shares held by a noncontrolling interest which may already be included for purposes of calculating earnings per diluted share; and (b) an adjustment to compensate for the rounding of the individual calculations.

(2)

Weighted average diluted shares for the three and nine months ended September 30, 2011 are higher than the GAAP diluted weighted average shares as a result of the 11.4 million units held by Liberty International Holdings, Ltd. which are convertible into our common stock. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is antidilutive.

(3)	Includes pro-rata share of unconsolidated joint ventures.

EQUITY ONE, INC.

ADDITIONAL DISCLOSURES

For the three and nine months ended September 30, 2011 and 2010 (unaudited)

(in thousands)

	Three months ended		Nine months ended
	Sept 30, 2011	Sept 30, 2010	Sept 30, 2011	Sept 30, 2010
Certain non-cash items:
Amortization of deferred financing fees	$563	$479	$1,668	$1,379
Accretion of below market lease intangibles	(2,348)	(1,675)	(7,355)	(5,580)
Share-based compensation expense	1,813	1,649	5,258	4,826
Straight line rent	(906)	(578)	(2,714)	(1,594)
Capitalized interest	(530)	(607)	(1,558)	(1,668)
Amortization of discount on notes payable, net	355	758	1,022	2,161
Certain capital expenditures:
Tenant improvements	$(5,143)	$(3,962)	$(11,965)	$(8,657)
Leasing commissions and costs	(1,447)	(1,495)	(4,924)	(3,394)
Redevelopments and expansions	(9,454)	(1,860)	(16,524)	(6,429)
Maintenance capital expenditures	(497)	(805)	(2,252)	(2,549)

Total tenant improvements and leasing costs	$(16,541)	$(8,122)	$(35,665)	$(21,029)

	Sept 30, 2011	Dec 31, 2010
Other assets :
Lease intangibles, net	$83,953	$39,094
Lease commissions, net	22,538	23,124
Straight-line rent receivable, net	17,529	15,023
Deposits and mortgage escrow	23,613	17,964
Prepaid and other expenses	9,447	1,413
Deferred financing costs, net	9,234	5,998
Furniture and fixtures, net	2,103	1,408

Total other assets	$168,417	$104,024

Accounts payable and other liabilities:
Above/below market rents, net	$103,841	68,253
Prepaid rent and deferred income	8,725	6,543
Accounts payable and other	62,286	40,370

Total accounts payable and other liabilities	$174,852	$115,166

Liquidity as of 9/30/11:
Cash and Cash Equivalents	$30,602
Available under Lines of Credit	409,166

Total Available Funds	$439,768

EQUITY ONE, INC.

TENANT CONCENTRATION SCHEDULE - TOP TWENTY TENANTS

CONSOLIDATED PROPERTIES

As of September 30, 2011 (unaudited)

Tenant	Number of stores	Credit Rating S&P/Moody’s(1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot (2)	Average remaining term of AMR (3)
Top twenty tenants
Publix	61	NA	2,700,143	13.5%	$22,775,115	9.6%	$8.43	8.3
Supervalu	6	B+ / B1	398,625	2.0%	8,995,251	3.8%	22.57	4.9
Kroger	14	BBB / Baa2	795,902	4.0%	6,268,326	2.6%	7.88	6.4
TJ Maxx Companies	11	A / A3	328,575	1.6%	3,309,570	1.4%	10.07	3.8
Bed Bath & Beyond	8	BBB+ / NA	267,761	1.3%	3,093,848	1.3%	11.55	4.8
LA Fitness	4	NA	196,235	1.0%	3,087,362	1.3%	15.73	8.8
Winn Dixie	9	NA	398,128	2.0%	2,937,815	1.2%	7.38	4.4
Loehmann’s	2	NA	97,267	0.5%	2,904,098	1.2%	29.86	4.6
Office Depot	10	B- / B2	243,625	1.2%	2,801,046	1.2%	11.50	3.3
Dollar Tree	25	NA	272,041	1.4%	2,430,258	1.0%	8.93	2.9
CVS Pharmacy	12	BBB+ / Baa2	140,740	0.7%	2,258,688	1.0%	16.05	7.2
Goodwill	19	N/A	224,873	1.1%	2,130,871	0.9%	9.48	8.6
Ross	7	BBB/NA	208,254	1.0%	2,092,444	0.9%	10.05	4.7
Kohl’s	3	BBB+ / Baa1	296,710	1.5%	1,933,000	0.8%	6.51	10.3
Target	1	A+/A2	160,346	0.8%	1,924,152	0.8%	12.00	6.8
Food Lion	6	NA/Baa3	241,934	1.2%	1,845,646	0.8%	7.63	9.8
Walgreens	6	A / A2	96,562	0.5%	1,824,815	0.8%	18.90	16.2
Whole Foods	2	BB+ / NA	85,907	0.4%	1,746,911	0.7%	20.33	13.2
Stop & Shop	1	NA	59,015	0.3%	1,685,484	0.7%	28.56	13.3
Toys R Us	3	B /B1	117,096	0.6%	1,574,856	0.7%	13.45	5.2

Sub-total top twenty tenants	210		7,329,739	36.6%	$77,619,556	32.7%	$10.59	7.1

Remaining tenants	2,548		10,836,139	54.0%	159,901,651	67.3%	15.03	4.5

Sub-total all tenants	2,758		18,165,878	90.6%	$237,521,207	100.0%	$13.22	5.4

Vacant	811		1,891,536	9.4%	NA	NA	NA	NA

Total including vacant	3,569		20,057,414	100.0%	$237,521,207	100.0%	NA	5.4

Note: Excludes developments/redevelopments, non-retail properties, and JV properties.

(1)	Ratings as of September 30, 2011. Source: CreditRiskMonitor.
(2)	Annual minimum rent per square foot excludes ground lease at Grand Marche.
(3)	In years, excluding tenant renewal options.

EQUITY ONE, INC.

RECENT LEASING ACTIVITY

For the three months ended September 30, 2011 (unaudited)

Category	Total Leases	Total Sq. Ft.	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread	Same Space TIs PSF
New Leases (1)	72	289,946	272,257	$14.58	$14.30	-2.0%	$31.11
Renewals & Options	113	602,063	602,063	8.46	8.46	0.0%	1.03

Total New, Renewals & Options	185	892,009	874,320	$10.71	$10.61	-0.9%	$10.39

Note: Prior rent and new rent are presented on a “cash basis”, not on a straight-line basis. Excludes JV properties, non-retail properties, and developments/redevelopments.

(1)	Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available.

EQUITY ONE, INC.

SHOPPING CENTER LEASE EXPIRATION SCHEDULE

CONSOLIDATED PROPERTIES

As of September 30, 2011 (unaudited)

ALL TENANTS

Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot (1)
M-T-M	143	284,641	1.4%	$4,593,163	1.8%	$16.14
2011	170	736,538	3.7%	9,805,535	3.9%	13.31
2012	600	2,584,166	12.9%	34,212,206	13.7%	14.34
2013	507	2,035,708	10.1%	29,360,839	11.7%	14.42
2014	438	2,044,062	10.2%	27,114,725	10.8%	13.27
2015	293	1,801,918	9.0%	23,292,806	9.3%	12.93
2016	277	2,485,611	12.4%	39,347,545	15.7%	15.83
2017	72	838,388	4.2%	12,456,123	5.0%	14.86
2018	46	826,349	4.1%	11,610,684	4.7%	14.05
2019	34	690,368	3.4%	7,223,528	2.9%	10.46
2020	46	676,658	3.4%	9,170,712	3.7%	13.55
Thereafter	132	3,161,471	15.8%	42,105,372	16.8%	13.32

Sub-total / average	2,758	18,165,878	90.6%	$250,293,238	100.0%	$13.93

Vacant	811	1,891,536	9.4%	NA	NA	NA

Total / average	3,569	20,057,414	100.0%	$250,293,238	100.0%	NA

Note: Excludes developments/redevelopments, non-retail properties, and JV properties.

(1)	Annual minimum rent per square foot excludes ground lease at Grand Marche.

EQUITY ONE, INC.

SHOPPING CENTER LEASE EXPIRATION SCHEDULE

CONSOLIDATED PROPERTIES

As of September 30, 2011 (unaudited)

ANCHOR TENANTS (SF >= 10,000)

Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot (1)
M-T-M	2	20,560	0.2%	$222,560	0.2%	$10.82
2011	12	406,767	3.1%	3,606,203	2.7%	8.87
2012	49	1,433,462	11.0%	11,449,605	8.6%	9.26
2013	32	988,255	7.6%	8,148,968	6.1%	8.25
2014	39	1,187,945	9.1%	9,159,776	6.9%	7.71
2015	40	1,158,323	8.9%	9,207,762	6.9%	7.95
2016	53	1,914,691	14.7%	26,711,048	20.0%	13.95
2017	18	668,572	5.1%	8,402,499	6.3%	12.57
2018	19	724,030	5.6%	8,441,629	6.3%	11.66
2019	13	622,808	4.8%	5,393,134	4.1%	8.66
2020	19	586,091	4.5%	6,814,827	5.1%	11.63
Thereafter	80	2,979,525	22.9%	35,749,306	26.8%	12.00

Sub-total / average	376	12,691,029	97.5%	$133,307,317	100.0%	$10.67

Vacant	14	321,381	2.5%	NA	NA	NA

Total / average	390	13,012,410	100.0%	$133,307,317	100.0%	NA

Note: Excludes developments/redevelopments, non-retail properties, and JV properties.

(1)	Annual minimum rent per square foot excludes ground lease at Grand Marche.

EQUITY ONE, INC.

SHOPPING CENTER LEASE EXPIRATION SCHEDULE

CONSOLIDATED PROPERTIES

As of September 30, 2011 (unaudited)

SHOP TENANTS (SF < 10,000)

Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot
M-T-M	141	264,081	3.7%	$4,370,603	3.7%	$16.55
2011	158	329,771	4.7%	6,199,332	5.3%	18.80
2012	551	1,150,704	16.3%	22,762,601	19.5%	19.78
2013	475	1,047,453	14.9%	21,211,871	18.1%	20.25
2014	399	856,117	12.1%	17,954,949	15.4%	20.97
2015	253	643,595	9.1%	14,085,044	12.0%	21.88
2016	224	570,920	8.1%	12,636,497	10.8%	22.13
2017	54	169,816	2.4%	4,053,624	3.5%	23.87
2018	27	102,319	1.5%	3,169,055	2.7%	30.97
2019	21	67,560	1.0%	1,830,394	1.6%	27.09
2020	27	90,567	1.3%	2,355,885	2.0%	26.01
Thereafter	52	181,946	2.6%	6,356,066	5.4%	34.93

Sub-total / average	2,382	5,474,849	77.7%	$116,985,921	100.0%	$21.37

Vacant	797	1,570,155	22.3%	NA	NA	NA

Total / average	3,179	7,045,004	100.0%	$116,985,921	100.0%	NA

Note: Excludes developments/redevelopments, non-retail properties, and JV properties.

EQUITY ONE, INC.

SHOPPING CENTER LEASE EXPIRATION GRAPH

CONSOLIDATED PROPERTIES

As of September 30, 2011 (unaudited)

Note: Excludes developments/redevelopments, non-retail properties, and JV properties.

EQUITY ONE, INC.

ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION

As of September 30, 2011 (unaudited)

Metro or Region	# Properties	Total SF	AMR	% of AMR
Broward County	13	1,801,501	22,788,662	9.6%
Dade County	14	1,468,576	21,599,007	9.1%
Palm Beach County	8	890,668	10,037,465	4.2%
Treasure Coast, Florida	8	707,778	7,576,057	3.2%

South Florida	43	4,868,523	62,001,191	26.1%
San Francisco Bay	5	1,465,528	32,685,927	13.8%
Southern California	3	272,593	4,238,773	1.7%

West Coast	8	1,738,121	36,924,700	15.5%
Boston	7	600,879	11,154,633	4.7%
Connecticut	2	397,802	4,759,009	2.0%
New York	3	142,035	4,084,788	1.7%
Maryland	1	92,335	1,645,055	0.7%

Northeast	13	1,233,051	21,643,485	9.1%
Atlanta	24	2,208,898	25,551,781	10.8%
Orlando	11	1,287,612	14,797,877	6.2%
Tampa/St. Petersburg	16	1,529,207	13,096,340	5.5%
Jacksonville/North Florida	10	1,210,706	12,243,907	5.2%
Charlotte/Raleigh/Durham	5	1,160,568	11,184,068	4.7%
Other	14	1,327,909	11,141,110	4.7%
Louisiana	13	1,522,556	10,918,620	4.6%
Central/South Georgia	9	1,050,883	7,798,357	3.3%
West Coast, Florida	5	466,144	5,506,158	2.3%
South Carolina	5	453,236	4,713,613	2.0%

Total	176	20,057,414	237,521,207	100.0%

Note: Excludes developments/redevelopments, non-retail properties, and JV properties.

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of September 30, 2011 (unaudited)

		Year Built / Renovated	Total Sq. Ft. Owned		Number		Supermarket anchor				Average base rent per leased SF
Property	City			Percent Leased	of tenants		Owned sq. ft.	Name	Expiration Date	Other anchor tenants
					Leased	Vacant
ALABAMA (3)
Madison Centre	Madison	1997	64,837	97.5%	12	1	37,912	Publix	06/01/17	Rite Aid	$9.78
The Shops at Lake Tuscaloosa(1)	Tuscaloosa	2003 / 2005	70,242	88.9%	10	6	44,271	Publix	12/31/23		$12.43
Winchester Plaza(1)	Huntsville	2006	75,700	91.5%	14	5	45,600	Publix	08/31/26		$11.77

TOTAL SHOPPING CENTERS ALABAMA (3)			210,779	92.5%	36	12	127,783				$11.33

ARIZONA (1)
Canyon Trails	Goodyear	2008	198,739	56.9%	18	16				Office Max / Petsmart / Ross / Cost Plus	$18.73

TOTAL SHOPPING CENTERS ARIZONA (1)			198,739	56.9%	18	16	—				$18.73

CALIFORNIA (8)
Serramonte	Daly City	1968	818,192	96.4%	91	12				Macy’s / JC Penney / Target / Daiso / H&M / Forever 21 / A’Gaci / New York & Company / Crunch Gym	$17.97
Willows	Concord	1977	256,086	94.1%	29	4				El Torito / Claim Jumper / U Gym / REI / The Jungle / Old Navy / Pier 1 / Cost Plus	$21.23
Plaza Escuela	Walnut Creek	2002	151,499	98.7%	22	2				AAA / Yoga Works / The Container Store / Cheesecake Factory / Forever 21 / Sports Authority	$39.86
Marketplace Shopping Center	Davis	1990	111,156	92.9%	20	3	35,018	Safeway	07/31/14	Petco / CVS	$22.01
222 Sutter	San Francisco	1908 / 1984	128,595	100.0%	10	—				Loehmann’s / Global Fund for Women / Mother Jones Magazine / Fluid / Craigslist	$40.09
Von’s Circle Center	Long Beach	1972	148,353	94.2%	19	6	45,253	Von’s	07/31/22	Rite Aid / Ross	$15.26
Circle Center West	Long Beach	1989	64,403	93.5%	13	3				Marshalls	$18.98
Ralph’s Circle Center	Long Beach	1983	59,837	96.5%	10	2	35,022	Ralph’s	11/30/25	CVS	$16.68

TOTAL SHOPPING CENTERS CALIFORNIA (8)			1,738,121	96.0%	214	32	115,293				$22.12

CONNECTICUT (2)
Brookside Plaza**	Enfield	1985 / 2006	213,274	95.6%	22	4	59,648	Wakefern Food	08/31/15	Bed Bath & Beyond / Walgreens / Staples /Petsmart / Hibachi Grill	$11.88
Copps Hill	Ridgefield	1979 / 2002	184,528	97.5%	8	1	59,015	Stop & Shop	12/31/24	Kohl’s / Rite Aid	$12.99

TOTAL SHOPPING CENTERS CONNECTICUT (2)			397,802	96.5%	30	5	118,663				$12.40

FLORIDA (85)
Orlando / Central Florida (11)
Alafaya Commons	Orlando	1987	126,333	90.8%	25	5	54,230	Publix	11/30/13		$14.47
Alafaya Village	Orlando	1986	38,118	96.3%	15	1					$21.28
Conway Crossing(1)	Orlando	2002	76,321	90.6%	15	3	44,271	Publix	04/30/22		$12.03

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of September 30, 2011 (unaudited)

		Year Built / Renovated	Total Sq. Ft. Owned		Number		Supermarket anchor				Average base rent per leased SF
Property	City			Percent Leased	of tenants		Owned sq. ft.	Name	Expiration Date	Other anchor tenants
					Leased	Vacant
Eastwood, Shoppes of	Orlando	1997	69,037	100.0%	13	—	51,512	Publix	11/01/17		$12.79
Eustis Village(1)	Eustis	2002	156,927	94.7%	16	4	44,271	Publix	10/31/22	Beall’s Department Store	$11.23
Hunter’s Creek(1)	Orlando	1998	73,204	100.0%	10	—				Office Depot / Lifestyle Family Fitness	$13.86
Kirkman Shoppes	Orlando	1973	88,820	64.7%	22	8					$21.34
Lake Mary Centre	Orlando	1988 / 2001	340,434	97.5%	59	7	63,139	Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Office Depot	$13.17
Park Promenade	Orlando	1987 / 2000	128,848	70.4%	13	10				Beauty Depot / Dollar General	$7.22
Town & Country	Kissimmee	1993	72,043	95.6%	12	2	52,883	Albertsons*	10/31/18		$8.81
								(Ross Dress For Less)
Unigold Shopping Center	Winter Park	1987	117,527	80.5%	20	6	52,500	Winn-Dixie	04/30/12		$11.64
Jacksonville / North Florida (10)
Atlantic Village	Atlantic Beach, FL	1984	100,559	87.5%	18	7	39,795	Publix	10/31/13	Jo-Ann Fabric & Crafts / LA Fitness	$10.71
Beauclerc Village	Jacksonville	1962 / 1988	68,846	89.6%	7	4				Big Lots / Goodwill / Bealls Outlet	$8.57
Forest Village	Tallahassee	2000	71,526	85.0%	12	4	37,866	Publix	04/30/20		$11.03
Ft. Caroline	Jacksonville	1985 / 1995	71,816	86.8%	6	7	45,500	Winn-Dixie	05/31/15	Citi Trends	$6.85
Mandarin Landing	Jacksonville	1976	139,580	78.6%	18	9	50,000	Whole Foods	12/31/23	Office Depot / Aveda Institute	$17.11
Medical & Merchants	Jacksonville	1993	156,153	96.6%	10	3	55,999	Publix	02/10/13	Memorial Hospital / Planet Fitness	$12.11
Middle Beach Shopping Center	Panama City Beach	1994	69,277	83.5%	3	6	56,077	Publix*	09/30/14		$8.68
Pablo Plaza	Jacksonville	1974 / 1998 / 2001 / 2008	151,238	87.2%	21	10	34,400	Publix* (Office Depot)	11/30/13	Marshalls / HomeGoods	$11.75
Oak Hill	Jacksonville	1985 / 1997	78,492	95.7%	17	3	39,795	Publix	03/11/15	Planet Fitness	$7.66
South Beach**	Jacksonville Beach	1990 / 1991	303,219	87.6%	36	15				Ross / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	$12.58
Miami-Dade / Broward / Palm Beach (35)
Bird Ludlum	Miami	1988 / 1998	192,274	94.3%	43	4	44,400	Winn-Dixie	12/31/12	CVS Pharmacy / Goodwill	$18.21
Bluffs Square	Jupiter	1986	123,917	73.7%	18	12	39,795	Publix	10/22/11	Walgreens	$13.36
Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	—				LA Fitness	$21.56
Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	76,632	92.2%	14	3				Office Depot / Walgreen’s	$25.36
Countryside Shops	Cooper City	1986 / 1988 /1991	179,561	86.3%	35	11	39,795	Publix	12/04/15	Stein Mart	$13.70

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of September 30, 2011 (unaudited)

		Year Built / Renovated	Total Sq. Ft. Owned		Number		Supermarket anchor				Average base rent per leased SF
Property	City			Percent Leased	of tenants		Owned sq. ft.	Name	Expiration Date	Other anchor tenants
					Leased	Vacant
Crossroads Square	Pembroke Pines	1973	81,587	79.9%	15	9				CVS Pharmacy / Goodwill	$16.73
CVS Plaza	Miami	2004	18,214	100.0%	6	—					$22.54
El Novillo	Miami Beach	1970 /2000	10,000	100.0%	1	—				Sakura Japanese Buffet	$17.00
Gateway Plaza	Aventura	1991	29,800	100.0%	1	—				Babies R Us	$14.31
Greenwood	Palm Springs	1982 /1994	133,339	92.1%	32	6	50,032	Publix	12/05/14	Bealls Outlet	$12.95
Hammocks Town Center	Miami	1987 /1993	172,806	91.1%	30	6	39,795	Publix	06/24/12	Metro Dade Library / CVS Pharmacy / Porky’s Gym	$13.46
Jonathan’s Landing	Jupiter	1997	26,820	41.2%	7	5					$24.04
Lago Mar	Miami	1995	82,613	82.7%	14	8	42,323	Publix	09/13/15		$13.42
Lantana Village	Lantana	1976 /1999	181,780	96.6%	21	4	39,473	Winn- Dixie	02/15/16	Kmart / Rite Aid* (Family Dollar)	$7.78
Magnolia Shoppes	Fort Lauderdale	1998	114,118	88.7%	12	6				Regal Cinemas / Deal$	$11.67
Meadows	Miami	1997	75,524	94.2%	16	4	47,955	Publix	07/09/17		$13.83
Oakbrook Square	Palm Beach Gardens	1974 /2000 / 2003	199,633	96.6%	25	5	44,400	Publix	11/30/20	Stein Mart / Homegoods / CVS / Basset Furniture / Duffy’s	$14.15
Oaktree Plaza	North Palm Beach	1985	23,745	63.6%	11	9					$15.59
Plaza Alegre	Miami	2003	88,411	92.4%	16	4	44,271	Publix	03/14/23	Goodwill	$15.72
Point Royale	Miami	1970 / 2000	174,875	97.0%	20	4	45,350	Winn- Dixie	02/15/15	Best Buy / Pasteur Medical	$10.63
Prosperity Centre	Palm Beach Gardens	1993	122,014	96.7%	9	1				Office Depot / CVS / Bed Bath & Beyond / TJ Maxx	$15.54
Ridge Plaza	Davie	1984 /1999	155,204	94.6%	20	7				Ridge Theater / Kabooms / Wachovia* (United Collection) / Round Up / Goodwill	$11.35
Riverside Square	Coral Springs	1987	104,241	78.9%	23	11	39,795	Publix	02/18/12		$13.35
Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	84.8%	20	5	36,464	Publix	12/15/14	Walgreens / Dollar Tree	$9.98
Sheridan Plaza	Hollywood	1973 / 1991	508,455	99.8%	62	2	65,537	Publix	10/09/11	Kohl’s / Ross / Bed Bath & Beyond / Office Depot / LA Fitness / USA Baby & Child Space / Assoc. in Neurology	$15.05
Shoppes of Andros Isles	West Palm Beach	2000	79,420	82.4%	9	8	51,420	Publix	02/29/20		$12.17
Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,789	88.2%	28	12	47,814	Publix	06/14/15	Goodwill	$15.99
Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	285,816	95.9%	45	3	51,420	Publix	07/31/19	TJMaxx / LA Fitness / Goodwill	$18.30
Sunrise Town Center(1)	Fort Lauderdale	1989	128,124	84.5%	15	10				L.A. Fitness / Office Depot	$11.26
Tamarac Town Square	Tamarac	1987	124,585	77.0%	25	14	37,764	Publix	12/15/14	Dollar Tree	$11.00

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of September 30, 2011 (unaudited)

		Year Built / Renovated	Total Sq. Ft. Owned		Number		Supermarket anchor				Average base rent per leased SF
Property	City			Percent Leased	of tenants		Owned sq. ft.	Name	Expiration Date	Other anchor tenants
					Leased	Vacant
Waterstone	Homestead	2005	61,000	100.0%	10	—	45,600	Publix	07/31/25		$14.13
West Bird	Miami	1977 /2000	99,864	87.7%	23	5	37,949	Publix	08/31/20	CVS Pharmacy	$13.02
West Lakes Plaza	Miami	1984 /2000	100,747	100.0%	27	—	46,216	Winn- Dixie	05/22/16	Navarro Pharmacy	$13.66
Westport Plaza	Davie	2002	49,533	100.0%	8	—	27,887	Publix	11/30/22		$17.59
Young Circle	Hollywood	1962 /1997	65,834	93.6%	8	2	23,124	Publix	11/30/16	Walgreens	$15.28
Florida Treasure / Northeast Coast (8)
Cashmere Corners	Port St. Lucie	2001	89,234	94.7%	13	3	59,448	Albertsons	04/30/25		$9.08
New Smyrna Beach	New Smyrna Beach	1987	118,451	94.4%	32	2	42,112	Publix	09/30/12	Bealls Outlet	$12.02
Old King Commons	Palm Coast	1988	84,759	91.5%	15	3				Wal-Mart	$8.05
Ryanwood	Vero Beach	1987	114,925	89.1%	26	6	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	$11.16
Salerno Village	Stuart	1987	82,477	90.8%	14	6	45,802	Winn- Dixie	03/23/24	CVS Pharmacy	$10.28
Shops at St. Lucie	Port St. Lucie	2006	19,361	84.6%	8	2					$22.34
South Point Center	Vero Beach	2003	64,790	91.9%	12	4	44,840	Publix	11/30/23		$15.58
Treasure Coast	Vero Beach	1983	133,781	96.9%	21	2	59,450	Publix	07/31/26	TJ Maxx	$12.62
Tampa / St. Petersburg / Venice / Cape Coral / Naples (21)
Bay Pointe Plaza(1)	St. Petersburg	1984 /2002	103,986	92.0%	17	6	52,610	Publix	11/30/21	Bealls Outlet	$10.27
Carrollwood(1)	Tampa	1970 /2002	93,673	82.5%	27	10	27,887	Publix	11/30/22	Golf Locker	$13.70
Charlotte Square	Port Charlotte	1980	96,188	69.8%	12	13				Seafood Buffet / American Signature Furniture	$5.34
Chelsea Place(1)	New Port Richey	1992	81,144	95.7%	15	3	48,890	Publix	05/27/12		$11.62
Dolphin Village(1)	St. Petersburg	1967/1990	136,224	82.3%	29	15	33,238	Publix	11/07/13	Dollar Tree, CVS	$12.95
Glengary Shoppes	Sarasota	1995	99,182	100.0%	6	—				Best Buy / Barnes & Noble	$17.70
Lake St. Charles(1)	Tampa	1999	57,015	100.0%	8	—	46,295	Sweet Bay	06/30/19		$10.43
Lutz Lake	Lutz	2002	64,985	86.1%	9	6	44,270	Publix	05/31/22		$12.57
Marco Town Center(1)	Marco Island	2001	109,830	93.1%	37	5	27,887	Publix	01/31/18		$17.76
Mariners Crossing	Spring Hill	1989 /1999	97,812	100.0%	18	—	48,315	Sweet Bay	08/15/20		$10.05
Midpoint Center(1)	Cape Coral	2002	75,386	95.4%	9	1	60,667	Publix	10/31/22		$12.09
Regency Crossing	Port Richey	1986 /2001	85,864	81.6%	13	12	44,270	Publix	02/28/21		$10.34

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of September 30, 2011 (unaudited)

		Year	Total		Number of tenants		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent			Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Ross Plaza(1)	Tampa	1984 / 1996	90,625	93.3%	19	3				Ross Dress for Less / Deal$	$12.31
Seven Hills	Spring Hill	1991	72,590	88.8%	13	5	48,890	Publix	09/25/11		$10.53
Shoppes of North Port	North Port	1991	84,705	90.8%	16	5				Bealls Outlet / Goodwill	$5.24
Summerlin Square	Fort Myers	1986 / 1998	109,156	46.9%	2	26	45,500	Winn-Dixie	06/04/16		$7.53
Sunlake	Tampa	2008	89,516	88.7%	17	7	45,600	Publix	12/31/28	SunTrust	$16.79
Sunpoint Shopping Center	Ruskin	1984	132,374	65.5%	15	9				Goodwill / Ozzie’s Buffet / Big Lots / Chapter 13 Trustee	$8.73
Venice Plaza(1)	Venice	1971 /1979 / 1999	132,345	96.0%	13	3	42,582	Sweet Bay	09/30/18	TJ Maxx	$6.29
Venice Shopping Center(1)	Venice	1968 /2000	109,801	85.0%	11	3	44,271	Publix	12/31/26	Beall’s Outlet	$5.58
Walden Woods	Plant City	1985 /1998 /2003	72,950	88.7%	11	4				Dollar Tree / Aaron Rents / Dollar General	$7.49

TOTAL SHOPPING CENTERS FLORIDA (85)			9,362,192	89.7%	1,499	458	2,663,436				$12.82

GEORGIA (33)
Atlanta (24)
BridgeMill	Canton	2000	89,102	90.6%	24	5	37,888	Publix	01/31/20		$15.66
Buckhead Station	Atlanta	1996	233,739	100.0%	15	1				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	$20.49
Butler Creek	Acworth	1990	95,597	88.3%	16	5	59,997	Kroger	01/31/18		$10.05
Chastain Square	Atlanta	1981 / 2001	91,637	98.0%	24	2	37,366	Publix	05/31/24		$17.35
Commerce Crossing	Commerce	1988	100,668	25.5%	4	7				Fred’s Store	$5.26
Douglas Commons	Douglasville	1988	97,027	96.5%	16	2	59,431	Kroger	08/31/13		$10.84
Fairview Oaks	Ellenwood	1997	77,052	97.2%	13	1	54,498	Kroger	09/30/16		$10.39
Freehome Village(1)	Canton	2003	74,340	72.2%	6	11	44,840	Publix	12/31/23		$12.26
Golden Park Village(1)	Buford	2000	68,738	78.7%	7	6	44,270	Publix	02/29/20		$10.68
Governors Town Square(1)	Acworth	2005	68,658	100.0%	13	—	44,840	Publix	02/28/25		$14.25
Grassland Crossing	Alpharetta	1996	90,906	93.2%	11	3	70,086	Kroger	06/30/16		$11.51
Hairston Center	Decatur	2000	13,000	84.6%	6	2					$11.72
Hamilton Ridge	Buford	2002	90,996	83.8%	13	8	54,166	Kroger	11/30/22		$11.62

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of September 30, 2011 (unaudited)

		Year	Total		Number of tenants		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent			Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Keith Bridge Commons(1)	Atlanta	2002	94,886	88.4%	14	6	54,139	Kroger	08/10/22		$12.33
Mableton Crossing	Mableton	1997	86,819	96.7%	14	2	63,419	Kroger	08/31/17		$10.52
Macland Pointe	Marietta	1992-93	79,699	94.0%	15	2	55,999	Publix	12/29/12		$10.22
Market Place	Norcross	1976	77,706	95.9%	20	4				Galaxy Cinema	$10.89
Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	97.7%	25	3	55,520	Kroger	02/28/15	Cost Plus Store / Binders Art Supplies	$17.94
Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,401	88.0%	20	5				Micro Center	$9.89
Salem Road Station(1)	Atlanta	2000	67,270	88.4%	9	6	44,270	Publix	09/30/20		$10.88
Shops of Huntcrest(1)	Lawrenceville	2003	97,040	86.2%	18	7	54,340	Publix	01/31/23		$13.19
Shops of Westridge	McDonough	2006	66,297	76.8%	10	8	38,997	Publix	04/30/26		$12.73
Wesley Chapel	Decatur	1989	164,153	86.1%	18	10				Everest Institute / Little Giant/ Deal$ / Planet Fitness	$7.21
Williamsburg @ Dunwoody	Dunwoody	1983	44,928	65.8%	20	8					$21.25
Central / South Georgia (9)
Daniel Village	Augusta	1956 / 1997	171,932	85.0%	28	11	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	$8.94
Dublin Village(1)	Dublin	2005	98,540	92.5%	12	5	70,225	Kroger	08/03/25		$6.75
Grayson Village(1)	Loganville	2002	83,155	72.6%	11	12	44,271	Publix	01/31/22		$11.39
Loganville Town Center(1)	Loganville	1997	77,661	85.0%	9	6	51,420	Publix	08/01/17		$11.52
McAlpin Square	Savannah	1979	173,952	97.7%	22	2	43,600	Kroger	08/31/15	Big Lots / Post Office / Habitat for Humanity	$7.57
Spalding Village	Griffin	1989	235,318	61.9%	17	11	59,431	Kroger	05/31/14	Fred’s Store / Goodwill	$7.56
The Vineyards at Chateau Elan(1)	Braselton	2002	79,047	92.1%	17	3	44,271	Publix	01/31/23		$13.85
Walton Plaza	Augusta	1990	43,460	91.7%	5	3	32,960	Harris Teeter* (Omni Fitness)	04/01/11		$7.06
Wilmington Island Shopping Center(1)	Wilmington Island	1985 / 1998 / 2003	87,818	68.2%	11	12	42,156	Kroger	09/16/18		$12.55

TOTAL SHOPPING CENTERS GEORGIA (33)			3,259,781	85.6%	483	179	1,308,371				$11.95

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of September 30, 2011 (unaudited)

		Year	Total		Number of tenants		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent			Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
LOUISIANA (13)
Ambassador Row	Lafayette	1980 / 1991	187,678	98.3%	23	2				Conn’s Appliances / Big Lots / Chuck E Cheese / Planet Fitness / JoAnn Fabrics	$9.66
Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	98.4%	21	2				Bed Bath & Beyond / Marshall’s / Hancock Fabrics / Unitech Training Academy / Tuesday Morning	$10.29
Bluebonnet Village	Baton Rouge	1983	101,623	98.7%	22	4	33,387	Matherne’s	11/30/15	Office Depot	$10.59
Boulevard	Lafayette	1976 / 1994	68,012	93.2%	13	2				Piccadilly / Harbor Freight Tools / Golfballs.com	$8.97
Country Club Plaza	Slidell	1982 / 1994	64,686	94.6%	9	1	33,387	Winn-Dixie	01/31/13		$6.60
Crossing	Slidell	1988 / 1993	114,806	97.4%	15	1	58,432	Save A Center	09/28/39	A-1 Home Appliance / Piccadilly	$5.81
Elmwood Oaks	Harahan	1989	130,284	100.0%	10	—				Academy Sports / Dollar Tree / Home Décor	$9.91
Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	—					NA
Plaza Acadienne	Eunice	1980	59,419	97.5%	6	1	28,092	Super 1 Store	06/30/15	Fred’s Store	$4.35
Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	86.0%	8	1				Burke’s Outlet / Harbor Freight Tools / Fred’s Store	$6.35
Siegen Village	Baton Rouge	1988	170,416	98.9%	19	1				Office Depot / Big Lots / Dollar Tree / Stage / Party City	$9.26
Tarpon Heights	Galliano	1982	56,605	100.0%	9	—				Stage / Dollar General	$5.83
Village at Northshore	Slidell	1988	144,638	97.6%	14	1				Marshalls / Dollar Tree / Kirschman’s* / Bed Bath & Beyond / Office Depot	$7.66

TOTAL SHOPPING CENTERS LOUISIANA (13)			1,522,556	97.7%	170	16	153,298				$8.46

MARYLAND (1)
South Plaza Shopping Center(1)	St. Mary’s County	2005	92,335	100.0%	9	—				Ross Dress For Less / Best Buy / Old Navy /Petco	$17.82

TOTAL SHOPPING CENTERS MARYLAND (1)			92,335	100.0%	9	—	—				$17.82

MASSACHUSETTS (7)
Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	—	66,108	Star Market	01/02/16		$30.25
Medford Shaw’s Supermarket	Medford	1995	62,656	100.0%	2	—	60,356	Shaw’s	01/01/16		$26.84
Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	—	59,726	Shaw’s	01/01/16		$19.99
Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	—	100,741	Star Market	01/02/16		$19.53
Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	—	35,907	Whole Foods	01/01/26		$22.89
Webster Plaza	Webster	1963 / 1998	199,425	100.0%	14	—	56,766	Shaw’s	02/28/23	K Mart	$8.22

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of September 30, 2011 (unaudited)

		Year	Total		Number of tenants		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent			Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995/ 2006	76,316	95.3%	10	3	54,928	Shaw’s	01/02/16		$25.44

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	99.4%	30	3	434,532				$18.68

MISSISSIPPI (1)
Shipyard Plaza	Pascagoula	1987	66,857	98.2%	7	1				Big Lots / Buffalo Wild Wings	$7.13

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	98.2%	7	1	—				$7.13

NEW YORK (3)
1175 Third Avenue	Manhattan	1995	25,350	100.0%	1	—	25,350	Food Emporium	01/31/19		$41.66
90-30 Metropolitan	Queens	2007	59,815	93.9%	4	1				Trader Joe’s / Staples / Michael’s	$28.99
161 W. 16th Street	Manhattan	1930	56,870	100.0%	1	—				Loehmann’s	$24.62

TOTAL SHOPPING CENTERS NEW YORK (3)			142,035	97.4%	6	1	25,350				$29.51

NORTH CAROLINA (12)
Brawley Commons	Charlotte	1997 / 1998	119,189	74.6%	21	17	42,142	Lowe’s Foods	05/13/17	Rite Aid	$11.84
Carolina Pavilion(1)	Charlotte	1996	731,678	96.9%	23	3				AMC Theatres / Value City Furniture / Old Navy / Ross Dress For Less / Sports Authority / Babies ‘R Us / Michaels Crafts / Sears Retail Outlet Store / DSW Shoe Warehouse / Cost Plus World Market / Gregg Appliances / Petco / Dollar Tree / Dress Barn / Bed Bath & Beyond / Kohl’s / Buy Buy Baby / Nordstrom Rack / Jo-Ann	$10.83
Centre Pointe Plaza	Smithfield	1989	163,642	94.7%	21	3				Belk’s / Dollar Tree / Aaron Rents / Burkes Outlet Stores	$5.90
Chestnut Square	Brevard	1985 / 2008	34,260	86.0%	5	3				Walgreens	$16.07
Galleria	Wrightsville Beach	1986 / 1990	92,114	42.8%	25	12	28,000	Harris Teeter*	04/05/11		$9.75
Parkwest Crossing(1)	Durham	1990	85,602	90.0%	13	4	38,052	Food Lion	12/14/15		$10.78
Riverview Shopping Center	Durham	1973 / 1995	128,498	92.4%	11	5	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	$7.74
Salisbury Marketplace(1)	Salisbury	1987	79,732	75.9%	12	8	31,762	Food Lion	02/12/23		$10.75
Stanley Market Place	Stanley	2007	53,228	96.7%	6	1	34,928	Food Lion	05/15/27	Family Dollar	$9.49
Thomasville Commons	Thomasville	1991	148,754	94.0%	9	5	32,000	Ingles	09/29/12	Kmart	$5.31
Willowdaile Shopping Center	Durham	1986	95,601	91.3%	17	5				Hall of Fitness / Ollie’s Bargain Outlet	$8.04
Whitaker Square(1)	Winston- Salem	1996	82,760	100.0%	13	—	51,890	Harris Teeter	02/11/16	Rugged Wearhouse	$12.70

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of September 30, 2011 (unaudited)

		Year	Total		Number of tenants		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent			Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
TOTAL SHOPPING CENTERS NORTH CAROLINA (12)			1,815,058	90.3%	176	66	312,312				$9.69

SOUTH CAROLINA (5)
Belfair Towne Village(1)	Bluffton	2000 / 2003 / 2006	166,639	89.6%	28	6	55,696	Kroger	10/31/19	Stein Mart	$13.15
Milestone Plaza(1)	Greenville	1995	89,721	97.4%	9	1	59,039	Bi-Lo	03/31/30		$14.99
North Village Center	North Myrtle Beach	1984	60,356	70.3%	6	7				Dollar General / Goodwill	$8.05
Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	96.5%	3	2				Rose’s Store / Citi Trends	$5.80
Woodruff	Greenville	1995	68,055	98.7%	9	1	47,955	Publix	08/06/15		$10.65

TOTAL SHOPPING CENTERS SOUTH CAROLINA (5)			453,236	91.0%	55	17	162,690				$11.43

TENNESSEE (1)
Greensboro Village Shopping Center(1)	Gallatin	2005	70,203	93.6%	13	3	45,600	Publix	11/30/25		$13.80

TOTAL SHOPPING CENTERS TENNESSEE (1)			70,203	93.6%	13	3	45,600				$13.80

VIRGINIA (1)
Smyth Valley Crossing	Marion	1989	126,841	96.9%	12	2	32,000	Ingles	09/25/15	Wal-Mart	$5.97

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	96.9%	12	2	32,000				$5.97

TOTAL CORE SHOPPING CENTER PORTFOLIO (176)			20,057,414	90.6%	2,758	811	5,384,035				$13.22

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of September 30, 2011 (unaudited)

		Year	Total		Number of tenants		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent			Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
OTHER PROPERTIES (8)
4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	100.0%	2	—				Bromley Pallet / Park ‘N Go
Banco Popular Office Building	Miami, FL	1971	32,737	84.7%	15	3
Laurel Walk Apartments	Charlotte, NC	1985	106,480	99.2%	97	1
Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	—	1
Providence Square	Charlotte, NC	1973	85,930	16.6%	6	19
595 Colorado(1)	Pasadena, CA	1927 / 2002	85,860	88.0%	75	14				Bank of the West
Park Plaza(1)	Sacramento, CA	1982	72,649	87.9%	11	3				California Bankers Assoc. / Global Crossing
Danville - San Ramon Medical	Danville, CA	1982-1986	74,599	80.8%	46	9

TOTAL OTHER PROPERTIES (8)			649,968	82.4%	252	50	—

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (184)			20,707,382	90.3%	3,010	861	5,384,035

DEVELOPMENTS, REDEVELOPMENTS & LAND (15)
Developments (3)	Various - See Schedule on Page 35.
Redevelopments (7)	Various - See Schedule on Page 35.
Land Held for Development (5)	Various

TOTAL CONSOLIDATED - 199 Properties

Total square footage does not include shadow anchor square footage that is not owned by Equity One.

(1)	Asset is classified as held for sale.
*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
**	Future contractual lease obligations included.

EQUITY ONE, INC.

REAL ESTATE ACQUISITIONS AND DISPOSITIONS

For the nine months ended September 30, 2011 (unaudited)

(in thousands)

2011 Acquisition Activity

Date Purchased	Property Name	City	State	Square Feet	Purchase Price (1)	Mortgage Assumed
September 1, 2011	90-30 Metropolitan	Queens	NY	59,815	$28,800	$—
July 14, 2011	Ralph’s Circle Center	Long Beach	CA	59,837	$15,000	$—
May 16, 2011	161 W. 16th Street	New York	NY	56,870	$55,000	$—
March 16, 2011	Von’s Circle Center	Long Beach	CA	148,353	37,000	11,529
March 15, 2011	Circle Center West	Long Beach	CA	64,403	20,000	—
January 4, 2011	Capital & Counties (1)	Various	CA	2,491,663	501,100	171,931

Total					$656,900	$183,460

(1)	Does not include properties owned through joint ventures. The purchase price represents fair value as determined by independent third party valuations.

2011 Disposition Activity

Date Sold	Property Name	City	State	Square Feet / Acres	Gross Sales Price	Gain (loss) on Sale
Income producing property sold
September 30, 2011	Trio Apartments(2)	Pasadena	CA	284,989	$112,200	$3,431
September 1, 2011	Pacific Financial Center(2)	Los Angeles	CA	212,933	$49,500	$4,262
July 29, 2011	Lancaster Shopping Center(1)	Lancaster	SC	106,447	$900	$34
June 22, 2011	Mandarin Mini - storage	Jacksonville	FL	52,420	$1,250	$(13)
May 13, 2011	Country Walk Plaza	Miami	FL	100,686	$27,750	$625
May 13, 2011	Veranda Shoppes	Plantation	FL	44,888	$11,675	$318

					$203,275	$8,657

Outparcels sold
August 25, 2011	Riverside - Land parcel	Coral Springs	FL	39,335	$1,550	$921
July 7, 2011	Walden Woods - Taco Bell outparcel	Plant City	FL	2,924	$716	$560
June 28, 2011	Sunlake - Land parcel	Miami	FL	6.50	$1,250	$59

					$3,516	$1,540

Total Sold					$206,791	$10,197

(1)	Includes both Lancaster Plaza and Lancaster Shopping Center.
(2)	Gain on sale represents EQY’s pro-rata share.

EQUITY ONE, INC.

REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS

As of September 30, 2011 (unaudited)

(in thousands, except square footage data)

Project	Location	Project GLA*	Total GLA**	Anchors	Target Stabilization Date	Estimated Gross Cost (1)	Estimated Net Cost (2)	Funded as of 9/30/11	Balance to Complete (Gross Cost)
Developments
The Gallery at Westbury	Westbury, NY	330,000	330,000	Container Store/Nordstrom Rack/Trader Joe’s/Saks off Fifth	2013	$144,000	$134,000	$40,248	$103,752

Subtotal		330,000	330,000			$144,000	$134,000	$31,500	$103,752
Redevelopment
Boca Village	Boca Raton, FL	25,663	92,267	Publix Greenwise/CVS	1Q14	$7,255	$7,255	$478	$6,777
Boynton Plaza	Boynton Beach, FL	54,817	108,293	Publix	3Q13	8,661	8,661	148	8,513
Paulding Commons	Hiram, GA	74,732	192,391	Academy Sports	3Q12	5,915	5,915	392	5,523
Pavilion	Naples, FL	50,795	167,745	LA Fitness	1Q12	4,821	4,821	284	4,537
Pine Island	Davie, FL	86,156	243,385	Burlington Coat Factory	3Q11	1,739	1,739	1,811	(72)
Pine Ridge	Coral Springs, FL	30,660	114,948	Marshalls/Fresh Market/Bed Bath & Beyond	3Q12	3,453	3,453	140	3,313
Westbury	Westbury, NY	31,000	398,602	Costco/Marshalls/Sports Authority/Walmart	1Q12	1,500	1,500	—	1,500

Subtotal		353,823	1,317,631			$33,344	$33,344	$3,253	$30,091

Total Development Activity		434,820	1,398,628			$177,344	$167,344	$34,753	$133,843

Project notes

(1)	Includes actual / allocated cost of land.
(2)	After sales of outparcels and construction cost reimbursements.
*	Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
**	Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).

EQUITY ONE, INC.

CONSOLIDATED DEBT SUMMARY

As of September 30, 2011 (unaudited)

(in thousands)

Debt Instrument	Maturity Date	Rate (1)	Sept 30, 2011 Balance	Dec 31, 2010 Balance	Percent of Overall Debt Maturing
Mortgage Debt
Forest Village	04/01/11	7.270%	—	4,065	0.0%
Boca Village	05/01/11	7.200%	—	7,515	0.0%
MacLand Pointe	05/01/11	7.250%	—	5,311	0.0%
Pine Ridge Square	05/01/11	7.020%	—	6,636	0.0%
Sawgrass Promenade	05/01/11	7.200%	—	7,515	0.0%
Riverside Square	03/01/12	9.187%	—	6,710	0.0%
Country Walk Plaza	11/01/15	5.220%	—	13,485	0.0%
Lake Mary Centre	11/01/11	7.250%	—	22,321	0.0%
Hammocks Town Center	06/01/12	6.950%	11,471	11,631	0.8%
Plaza Escuela	10/11/12	6.800%	37,239	—	2.5%
Cashmere Corners	11/01/12	5.880%	4,260	4,376	0.3%
Eastwood	11/01/12	5.880%	5,077	5,215	0.3%
Meadows Shopping Center	11/01/12	5.870%	5,334	5,479	0.4%
Lutz Lake Crossing	01/01/13	6.280%	7,151	7,229	0.5%
Pablo Plaza	04/11/13	5.814%	7,349	7,466	0.5%
West Bird Plaza	04/11/13	5.814%	8,268	8,399	0.6%
Brawley Commons	07/01/13	6.250%	6,648	6,712	0.4%
Buckhead Station(5)	09/01/13	6.880%	25,069	25,576	1.7%
Alafaya Village	11/11/13	5.990%	3,778	3,834	0.3%
Summerlin Square	02/01/14	6.750%	1,181	1,510	0.1%
South Point	07/10/14	5.720%	7,227	7,398	0.5%
Bird Ludlum	02/15/15	7.680%	4,124	4,893	0.3%
Davis Marketplace	02/19/15	6.250%	16,430	—	1.1%
Treasure Coast Plaza	04/01/15	8.000%	2,007	2,359	0.1%
Shoppes of Silverlakes I	07/01/15	7.750%	1,206	1,403	0.1%
Glengary Shoppes	06/11/16	5.750%	16,394	16,573	1.1%
Magnolia Shoppes	07/11/16	6.160%	14,096	14,260	1.0%
222 Sutter Street	09/15/16	5.390%	27,461	—	1.9%
Willows Shopping Center	10/11/16	5.900%	56,000	—	3.8%
Grassland Crossing	12/01/16	7.865%	4,371	4,574	0.3%
Mableton Crossing	08/15/18	6.850%	3,132	3,335	0.2%
Sheridan Plaza	10/10/18	6.250%	62,639	63,288	4.2%
Danville-San Ramon Medical	03/15/19	6.900%	13,618	—	0.9%
1175 Third Avenue	05/01/19	7.000%	7,274	7,426	0.5%
BridgeMill	05/05/21	7.940%	7,903	8,111	0.5%

EQUITY ONE, INC.

CONSOLIDATED DEBT SUMMARY

As of September 30, 2011 (unaudited)

(in thousands)

Debt Instrument	Maturity Date	Rate (1)		Sept 30, 2011 Balance	Dec 31, 2010 Balance	Percent of Overall Debt Maturing
Westport Plaza	08/01/23	7.490%		4,085	4,194	0.3%
Chastain Square	02/28/24	6.500%		2,976	3,089	0.2%
Daniel Village	02/28/24	6.500%		3,253	3,377	0.2%
Douglas Commons	02/28/24	6.500%		3,876	4,023	0.3%
Fairview Oaks	02/28/24	6.500%		3,669	3,808	0.2%
Madison Centre	02/28/24	6.500%		2,976	3,089	0.2%
Paulding Commons	02/28/24	6.500%		5,053	5,245	0.3%
Siegen Village	02/28/24	6.500%		3,288	3,413	0.2%
Wesley Chapel Crossing	02/28/24	6.500%		2,595	2,694	0.2%
Webster Plaza	08/15/24	8.070%		7,333	7,478	0.5%
Vons Circle Center	10/10/28	5.200%		11,326	—	0.8%
Copps Hill Plaza	01/01/29	6.060%		18,912	19,364	1.3%

Total mortgage debt (39 loans )	5.85	6.33	%(3)	$436,048	$354,379	29.4%
Unamortized/unaccreted premium/(discount)				2,850	950	0.2%

Total mortgage debt (including unamortized/unaccreted premium/(discount))				$438,898	$355,329	29.6%

Mortgage Debt Associated with Assets Held for Sale
Lake St. Charles	11/01/11	7.130%		—	3,517	0.0%
Belfair Towne Village	12/01/11	7.320%		9,406	9,651	0.6%
Marco Town Center	01/01/12	6.700%		7,214	7,398	0.5%
Salem Road Station	11/11/12	6.000%		5,643	5,732	0.4%
Midpoint Center	07/10/13	5.770%		5,857	6,008	0.4%
Keith Bridge Commons	10/11/13	4.800%		8,411	8,561	0.6%
Sunrise Town Center	04/30/14	5.690%		9,919	10,084	0.7%
The Vineyards	07/11/14	5.880%		9,527	9,662	0.6%
595 Colorado	12/01/14	5.900%		12,337	—	0.8%
Grayson Village	01/11/15	5.210%		9,490	9,635	0.6%
Golden Park Village	01/11/15	5.250%		7,096	7,204	0.5%
The Shops at Lake Tuscaloosa	01/11/15	5.450%		6,909	7,010	0.5%
Eustis Village	05/11/15	5.450%		12,923	13,095	0.9%
Governors Town Center	06/01/15	5.200%		10,066	10,216	0.7%
Freehome Village	07/11/15	5.150%		9,563	9,706	0.6%
Loganville Town Center	08/11/15	4.890%		9,747	9,897	0.7%
Wilmington Island	11/11/15	5.050%		9,247	9,384	0.6%
South Plaza Shopping Center	01/11/16	5.420%		16,293	16,518	1.1%
Dublin Village	12/11/16	5.780%		6,640	6,705	0.4%
Greensboro Village	02/11/17	5.520%		9,532	9,652	0.6%

EQUITY ONE, INC.

CONSOLIDATED DEBT SUMMARY

As of September 30, 2011 (unaudited)

(in thousands)

Debt Instrument	Maturity Date		Rate (1)		Sept 30, 2011 Balance	Dec 31, 2010 Balance	Percent of Overall Debt Maturing
Whitaker Square	12/01/17		6.320%		9,564	9,646	0.6%
Park Plaza	11/15/19		7.100%		7,359	—	0.5%

Total mortgage debt on held for sale assets (21 loans )	3.50		5.67	%(3)	$192,743	$179,281	13.0%
Unamortized/unaccreted premium/(discount)					(16,629)	(20,118)	-1.1%

Total mortgage debt (including unamortized/unaccreted premium/(discount))					$176,114	$159,163	11.9%

Total Secured debt (60 loans )	4.35		6.13	%(3)	$628,791	$533,660	42.5%
Unamortized/unaccreted premium/(discount)					(13,779)	(19,168)	-0.9%

Total mortgage debt (including unamortized/unaccreted premium/(discount))					$615,012	$514,492	41.5%

Unsecured senior notes payable
7.84% senior notes	01/23/12		7.840%		$10,000	$10,000	0.7%
6.25% senior notes	12/15/14		6.250%		250,000	250,000	16.9%
5.375% senior notes	10/15/15		5.375%		107,505	107,505	7.3%
6.00% senior notes	09/15/16		6.000%		105,230	105,230	7.1%
6.25% senior notes	01/15/17		6.250%		101,403	101,403	6.8%
6.00% senior notes	09/15/17		6.000%		116,998	116,998	7.9%

Total unsecured senior notes payable	4.38		6.06	%(3)	$691,136	$691,136	46.7%
Unamortized/unaccreted premium/(discount)					(2,453)	(2,755)	-0.1%

Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))					$688,683	$688,381	46.5%

Revolving credit facilities
$575MM Wells Fargo Unsecured(4)	09/30/15		2.050%		$177,500	$—	12.0%
$15MM City National Bank Unsecured	05/08/12		N/A		—	—	0.0%

Total revolving credit facilities					$177,500	$—	12.0%

Total debt	4.36	(2)	6.09	%(3)(2)	$1,497,427	$1,224,796	101.1%
Unamortized/unaccreted premium/(discount)					(16,232)	(21,923)	-1.1%

Total debt (including net interest premium/discount)					$1,481,195	$1,202,873	100.0%

Senior Unsecured Debt Ratings
Moody’s					Baa3 (Positive)	Baa3 (Stable)
S&P					BBB- (Stable)	BBB- (Stable)

(1)	The rate in effect on September 30, 2011.
(2)	Weighted average maturity in years excludes $177.5 million in revolving credit facilities expiring on 9-30-15.
(3)	Calculated based on weighted average interest rates.
(4)	Revolving credit facility has a one year extension option.
(5)	Option to extend in-place mortgage to September 1, 2028.

EQUITY ONE, INC.

JOINT VENTURE UNCONSOLIDATED BALANCE SHEETS

As of September 30, 2011 (unaudited)

(in thousands)

Co-Investment Partner	Property Name	EQY Ownership Interest	Type	Total Assets	Total Debt	Total Equity
DRA Advisors	Various	20.0%	Retail/Office	$55,250	$36,263	$16,305
GRI	Various	10.0%	Retail	$259,030	$138,584	$101,253
New York State Common Retirement Fund	Various	30.0%	Retail	$45,166	$14,018	$26,398
Various	Various	50.0-50.5%	Retail/Office	$104,269	$51,897	$50,319

Note: Amounts shown above reflect 100% of the joint venture balance sheet line items.

EQUITY ONE, INC.

JOINT VENTURE UNCONSOLIDATED STATEMENTS OF INCOME

For the three and nine months ended September 30, 2011 (unaudited)

(in thousands)

				For the three months ended September 30, 2011
Co-Investment Partner	Property Name	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense	Net Income/ (Loss)
DRA Advisors	Various	20.0%	Retail/Office	$1,500	$659	$696	$602	$(481)
GRI	Various	10.0%	Retail	$6,779	$1,835	$1,546	$2,296	$1,102
New York State Common Retirement Fund (1)	Various	30.0%	Retail	$1,056	$334	$451	$148	$120
Various	Various	50.0-50.5%	Retail/Office	$2,207	$907	$858	$790	$(321)

				For the nine months ended September 30, 2011
Co-Investment Partner	Property Name	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense	Net Income/ (Loss)
DRA Advisors	Various	20.0%	Retail/Office	$4,496	$2,071	$1,826	$1,786	$(1,238)
GRI	Various	10.0%	Retail	$18,598	$5,319	$4,453	$6,818	$2,008
New York State Common Retirement Fund (1)	Various	30.0%	Retail	$1,612	$510	$694	$233	$(277)
Various	Various	50.0-50.5%	Retail/Office	$7,694	$2,645	$2,597	$2,835	$(451)

Note: Amounts shown above reflect 100% of the venture income statement line items.

(1)	Joint venture was formed on May 13, 2011.

EQUITY ONE, INC.

UNCONSOLIDATED PROPERTY STATUS REPORT

As of September 30, 2011 (unaudited)

								Number of tenant		Supermarket anchor				Average base rent per
Property	JV	EQY Ownership %	Type	City, State	Year Built / Renovated	Total Sq. Ft.	Percent Leased	Leased	Vacant	Sq. Ft.	Name	Expiration Date	Other anchor tenants	leased SF
Airpark Plaza Shopping Center	GRI	10.0%	Retail	Miami, FL	1971 /1998 / 2004 /2008	172,093	93.2%	31	6	30,000	Publix	10/31/24	Home Depot Expo* / Office Depot	$14.24
Concord Shopping Plaza	GRI	10.0%	Retail	Miami, FL	1962 /1992 /1993	298,182	99.3%	24	1	78,000	Winn- Dixie	09/30/14	Home Depot / Big Lots / Dollar Tree	$11.62
Presidential Markets	GRI	10.0%	Retail	Snellville, GA	1993 / 2000	396,432	99.2%	36	1	56,146	Publix	12/31/19	Marshall’s / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Borders	$10.93
Shoppes of Ibis	GRI	10.0%	Retail	West Palm Beach, FL	1999	79,420	92.9%	14	4	51,420	Publix	05/31/19		$13.24
Shoppes at Quail Roost	GRI	10.0%	Retail	Miami, FL	2005	73,550	92.0%	16	4	44,840	Publix	06/30/25		$14.65
Shoppes of Sunset	GRI	10.0%	Retail	Miami, FL	1979	21,784	63.8%	10	7					$23.62
Shoppes of Sunset II	GRI	10.0%	Retail	Miami, FL	1980	27,676	74.7%	13	4					$17.63
Sparkleberry Square	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	154,217	100.0%	10	—				Petsmart / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less / Best Buy	$10.91
Sparkleberry Kohl’s	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	85,961	100.0%	1	—				Kohl’s	$7.74
Sparkleberry Kroger	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	98,623	89.5%	11	3	67,943	Kroger	08/31/17		$12.07
1900/2000 Offices	DRA	20.0%	Office	Boca Raton, FL	1979 /1982 / 1986 / 2007	117,640	63.8%	20	12				RN Network	$17.41
Penn Dutch Plaza	DRA	20.0%	Retail	Margate, FL	1989	155,628	90.2%	15	7	70,358	Penn Dutch Food Center	12/31/13	You Fit Health Club / Florida Career College	$7.79
Plantation Marketplace	DRA	20.0%	Retail	Plantation, FL	1963 / 1998	223,799	76.9%	27	12	43,386	Winn- Dixie	11/05/14	Beall’s / Just Fit / Big Lots / CVS / Disability Law Claims	$11.01
Talega Village	VESTAR	50.5%	Retail	San Clemente, CA	2007	102,282	91.8%	24	6	46,000	Ralph’s	12/31/27		$16.77
Vernola Market	VESTAR	50.5%	Retail	Mira Loma, CA	2007	382,963	90.6%	30	8				PetCo / Ross / Bed Bath & Beyond / Michael’s / Lowe’s	$10.63
Parnassus	CSC	50.0%	Medical Office	San Francisco, CA	1968	146,046	99.4%	51	2					$26.36
Country Walk Plaza	NYSCRF	30.0%	Retail	Miami, FL	1985 /2006 /2008	100,686	96.5%	27	2	39,795	Publix	10/23/15	CVS Pharmacy	$19.32
Veranda Shoppes	NYSCRF	30.0%	Retail	Plantation, FL	2007	44,888	100.0%	9	—	28,800	Publix	04/30/27		$23.97

TOTAL UNCONSOLIDATED SHOPPING CENTER PORTFOLIO (18)						2,681,870		369	79	556,688				$13.13

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

EQUITY ONE, INC.

UNCONSOLIDATED DEBT SUMMARY - GRI-EQY I, LLC

As of September 30, 2011 (unaudited)

(in thousands)

Debt Instrument	Equity One’s Ownership	Maturity Date		Rate (1)	Sep 30, 2011 Balance	Dec 31, 2010 Balance
Mortgage debt
Sparkleberry Square (Kohl’s)	10%	11/01/12		6.17%	$5,589	$5,732
Floating rate loan (2)	10%	07/01/13		6.35%	120,000	120,000
Sparkleberry Square (Kroger)	10%	06/30/20		6.75%	5,441	5,775

Total mortgage debt		2.02	(3)	6.36%	$131,030	$131,507
Net interest premium/(discount)					(469)	(498)

Total mortgage debt (including net interest premium/discount)					$130,561	$131,009

Interest Rate Swap
Fair value of $120MM floating-to-fixed interest rate swap	10%	06/01/13		4.40%	$8,023	$10,212

Total debt (including net interest premium/discount)					$138,584	$141,221

Equity One’s pro-rata share of unconsolidated debt	10%				$13,858	$14,122

(1)	The rate in effect on September 30, 2011.
(2)	The balance bears a floating rate of LIBOR + 1.95%. It has been swapped to a fixed rate of 6.35%.
(3)	Weighted average maturity in years.

EQUITY ONE, INC.

UNCONSOLIDATED DEBT SUMMARY - G&I VI South Florida Portfolio SPE LLC

As of September 30, 2011 (unaudited)

(in thousands)

Debt Instrument	Equity One’s Ownership	Maturity Date		Rate (1)	Sep 30, 2011 Balance	Dec 31, 2010 Balance
Mortgage debt
Fixed rate loan	20%	11/11/14		5.56%	$36,793	$37,330
Net interest premium/(discount)					(530)	(647)

Total mortgage debt (including net interest premium/discount)		3.12	(2)	5.56%	$36,263	$36,683

Equity One’s pro-rata share of unconsolidated debt	20%				$7,253	$7,337

(1)	The rate in effect on September 30, 2011.
(2)	Maturity in years.

EQUITY ONE, INC.

UNCONSOLIDATED DEBT SUMMARY - Various

As of September 30, 2011 (unaudited)

(in thousands)

Debt Instrument	Equity One’s Ownership	Maturity Date		Rate (1)	Sept 30, 2011 Balance	Dec 31, 2010 Balance
Mortgage debt
Parnassus Heights Medical Center	50%	03/15/28		6.25%	$16,275	$—
Talega Village(3)	50.5%	10/01/36		5.01%	11,900	—
Vernola Market (4)	50.5%	08/06/41		5.11%	23,722	—

Total mortgage debt (including net interest premium/discount)		24.54	(2)	5.44%	$51,897	$—

Equity One’s pro-rata share of unconsolidated debt	50.3%				$26,127	$—

(1)	The rate in effect on September 30, 2011.
(2)	Weighted average maturity in years.
(3)	Originated on September 7th, 2011.
(4)	Originated on August 1st, 2011.

EQUITY ONE, INC.

UNCONSOLIDATED DEBT SUMMARY - NYSCRF JV

As of September 30, 2011 (unaudited)

(in thousands)

Debt Instrument	Equity One’s Ownership	Maturity Date		Rate (1)	Sep 30, 2011 Balance	Dec 31, 2010 Balance
Mortgage debt
Equity One (Country Walk) LLC	30%	11/01/15		5.22%	$13,341	$—
Net interest premium/(discount)					677	—

Total mortgage debt (including net interest premium/discount)		4.09	(2)	5.22%	$14,018	$—

Equity One’s pro-rata share of unconsolidated debt	30%				$4,205	$—

(1)	The rate in effect on September 30, 2011.
(2)	Maturity in years.